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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  AUGUST 23, 2000



                         EQUITY OFFICE PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)


             MARYLAND                       1-13115                  36-4151656
   (State or other jurisdiction     (Commission File Number)        (IRS Employer
         of incorporation)                                      Identification Number)


2 NORTH RIVERSIDE PLAZA
SUITE 2100
CHICAGO, ILLINOIS                                                        60606
(Address of principal executive offices)                               (Zip Code)



Registrant's telephone number, including area code:  (312) 466-3300



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

On August 25, 2000, Equity Office announced that its subsidiary, EOP Operating Limited Partnership, had completed the private placement of an aggregate of $300 million principal amount of exchangeable, senior unsecured notes due 2008. Principal and interest on the notes are guaranteed by Equity Office. A copy of Equity Office's press release, dated August 25, 2000, is attached to this form as Exhibit 99.1 and, except for the last sentence thereof, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)    Financial Statements of Businesses Acquired
           Not applicable

    (b)    Pro Forma Financial Information
           Not applicable

    (c)    Exhibits



      Exhibit                                       Document
      -------                                       --------
       99.1                                         Press Release, dated August 25, 2000






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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EQUITY OFFICE PROPERTIES TRUST



Date:  August 28, 2000              By:    /s/ STANLEY M. STEVENS
                                           -------------------------------------
                                           Stanley M. Stevens
                                           Executive Vice President, Chief Legal
                                           Counsel and Secretary



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                                  EXHIBIT INDEX

      EXHIBIT                                       DOCUMENT
      -------                                       --------

       99.1                                         Press Release, dated August 25, 2000